JOINT FILER INFORMATION


 Title of Security:         Common Stock

 Issuer & Ticker Symbol:    Allied Waste Industries, Inc. (AW)

 Designated Filer:          Blackstone Management Associates III L.L.C.
 Other Joint Filers:        Blackstone Capital Partners III Merchant Banking
                            Fund L.P., Blackstone Offshore Capital Partners III
                            L.P., Blackstone Family Investment Partnership III
                            L.P., Peter G. Peterson and Stephen A. Schwarzman.

 Addresses:                 The principal business office address of each of the
                            reporting persons above, except for Blackstone
                            Offshore Capital Partners III L.P., is 345 Park
                            Avenue, 31st Floor, New York, New York 10154.
                            The principal business office address of Blackstone
                            Offshore Capital Partners III L.P. is c/o Blackstone
                            Services (Cayman) LDC c/o Walkers, PO Box 265GT,
                            Walker House, Mary Street, George Town, Grand
                            Cayman, Cayman Islands.


 Signatures:



                BLACKSTONE CAPITAL PARTNERS III MERCHANT BANKING FUND L.P.

                By: Blackstone Management Associates III L.L.C., its general partner


                      By:/s/ Robert L. Friedman
                         -------------------------------
                         Name:  Robert L. Friedman
                         Title: Member



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                BLACKSTONE OFFSHORE CAPITAL PARTNERS III L.P.

                By: Blackstone Management Associates III L.L.C., its investment general partner


                      By:/s/ Robert L. Friedman
                         -------------------------------
                         Name:  Robert L. Friedman
                         Title: Member



                BLACKSTONE FAMILY INVESTMENT PARTNERSHIP III L.P.

                By: Blackstone Management Associates III L.L.C., its general partner


                      By:/s/ Robert L. Friedman
                         -------------------------------
                         Name:  Robert L. Friedman
                         Title: Member


                      /s/ Peter G. Peterson
                      ----------------------------------
                      PETER G. PETERSON


                      /s/ Stephen A. Schwarzman
                      ----------------------------------
                      STEPHEN A. SCHWARZMAN